------------------------------

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                   ------------------------------

                                  FORM 8-K
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                   ------------------------------

      Date of report (Date of earliest event reported): November 7, 2003

                           FALMOUTH BANCORP, INC.
           (Exact name of registrant as specified in its charter)

    Delaware                      01-13465       04-3337685
(State or other jurisdiction    (Commission      (IRS Employer
 of incorporation)              File Number)   Identification No.)

                    20 Davis Straits, Falmouth, MA 02540
             (Address of principal executive offices)(Zip Code)
     Registrant's telephone number, including area code: (508) 548-3500

                               Not Applicable

        (Former name or former address, if changed since last report)


<PAGE)


Items 1 through 6.    Not applicable.

Item 7.     Financial Statements and Exhibits
(a)         No financial statements are required to be filed with this report.
(b) No pro forma financial information is required to be filed with this report.
(c)         The following exhibit is filed as part of this Report:

Exhibit No.    Description
-----------    -----------

    99.1 Press release issued by Falmouth Bancorp, Inc. on November 7, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8-11.  Not applicable.

Item 12.    Results of Operations and Financial Condition


      On November 7, 2003, Falmouth Bancorp, Inc. announced its earnings for the fourth quarter of the 2003 fiscal year. A copy of the press release dated November 7, 2003, describing fourth quarter earnings is attached as Exhibit 99.1.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FALMOUTH BANCORP,INC.

                                       By:  /s/ Santo P. Pasqualucci
                                       -----------------------------
                                       Santo P. Pasqualucci
                                       President and
                                       Chief Executive Officer

Date: November 7, 2003

                                EXHIBIT INDEX

Exhibit               Description
-------               -----------
  99.1     Press Release dated November 7, 2003.